SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549


                                    FORM  8-K


                             CURRENT  REPORT  PURSUANT
                          TO  SECTION  13  OR  15(d)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934


       Date  of  Report  (Date  of  earliest  event  reported):  April  20, 2001
                                                                ----------------

                                    HEI, INC.
                                    ---------
             (Exact  Name  of  Registrant  as  Specified  in  Its  Charter)


                                    MINNESOTA
                                    ---------
                 (State  or  Other  Jurisdiction  of  Incorporation)



        0-10078                                           41-0944876
        -------                                           ----------
(Commission File Number)                      (IRS  Employer Identification No.)



1495  STEIGER  LAKE  LANE,  VICTORIA,  MINNESOTA                 55386
------------------------------------------------               ---------
(Address  of  Principal  Executive  Offices)                  (Zip Code)


                                  952-443-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.           OTHER  EVENTS.

          HEI, Inc. issued a press release providing a business and financial update on April 19, 2001.

ITEM  7.           FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (c)      Exhibits:

                  99.1     Press  release,  dated  April  19,  2001.


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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Dated:   April 19, 2001

                                              HEI,  INC.


                                              By  /s/  Anthony  J.  Fant
                                                ----------------------------
                                                 Anthony  J.  Fant
                                                   Chairman  and
                                                   Chief  Executive  Officer


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
                                INDEX  TO  EXHIBITS


EXHIBIT  NO.      DESCRIPTION
-----------       -----------
   99.1           Press release, dated April 19, 2001


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